Exhibit 10.6

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of November 17, 2010, by and among FAMILY DOLLAR STORES, INC., a Delaware corporation (the “Company”), FAMILY DOLLAR, INC., a North Carolina corporation (“FDI”), FAMILY DOLLAR SERVICES, INC., a North Carolina corporation (“FDS”), FAMILY DOLLAR OPERATIONS, INC., a North Carolina corporation (“FDO”), FAMILY DOLLAR TRUCKING, INC., a North Carolina corporation (“FDT” and, together with FDS and FDO, the “Subsidiary Guarantors”), the banks and other financial institutions or entities party to the Credit Agreement referred to below (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

The Company, FDI, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of August 24, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Company and FDI.

The Company and FDI have requested, and certain of the Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2. Amendments. Subject to and in accordance with the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto hereby agree that the Credit Agreement is amended as follows:

(a) Commencing on the Second Amendment Effective Date (as defined below):

(i) FDI is hereby released as a “Borrower” under the Loan Documents and all references to “Borrower” or “Borrowers” in the Credit Agreement, the Notes and any other Loan Document shall be deemed to be references solely to the “Company” (including any reference to “any Borrower”, “each Borrower”, “the Company, on behalf of the Borrowers,”, “the Company, on behalf of the applicable Borrower,” or any other similar reference as the context may require);

(ii) (A) Family Dollar Services, Inc., a North Carolina corporation, Family Dollar Operations, Inc., a North Carolina corporation, and Family Dollar Trucking, Inc., a North Carolina corporation, are each hereby released as a “Subsidiary Guarantor” under the Loan Documents, (B) the Subsidiary Guaranty Agreement is hereby terminated and

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(C) all references to “Subsidiary Guarantor”, “Subsidiary Guarantors” and “Subsidiary Guaranty Agreement” in the Credit Agreement and any other Loan Document shall be deleted (including any reference to “and the Subsidiary Guarantors”, “and Subsidiary Guarantors”, “any Subsidiary Guarantor”, “or any Subsidiary Guarantor” or any other similar reference as the context may require);

(iii) all references to “Credit Party” or “Credit Parties” in the Credit Agreement and any other Loan Document shall be deemed to be references solely to the Company (including any reference to “a Credit Party”, “any Credit Party”, “each Credit Party”, “such Credit Party”, “or any other Credit Party”, “or any other Credit Party that is a Material Subsidiary” or any other similar reference as the context may require);

(iv) the Company shall no longer be permitted to request, and the Lenders shall no longer be obligated to make, Revolving Credit Loans, Swingline Loans and Competitive Bid Loans under Article II of the Credit Agreement; provided, that Revolving Credit Loans shall be permitted to be made solely for the purpose of (1) reimbursing the Issuing Lender pursuant to Section 3.1(e) of the Credit Agreement and (2) reimbursing the Fronting Bank pursuant to Section 3.2(d) of the Credit Agreement; and

(v) the Company shall no longer be permitted to request (A) any extension of the Maturity Date pursuant to Section 2.8 of the Credit Agreement or (B) any increase in the Aggregate Commitment pursuant to Section 2.9 of the Credit Agreement

(b) Section 1.1 of the Credit Agreement is hereby amended by:

(i) adding the following new defined terms in proper alphabetical order:

“‘Disclosed Litigation’ has the meaning assigned thereto in Section 6.1(q)(i).”

“‘Existing 4-Year Credit Agreement’ means that certain Credit Agreement dated as of November 17, 2010, by and among the Company, as borrower, the lenders party thereto, as lenders and the Administrative Agent, as administrative agent.”

(ii) amending the definition of “Aggregate Commitment” by deleting the reference to “$350,000,000” contained therein and replacing it with “$200,000,000”;

(iii) amending the definition of “Priority Debt” by deleting clause (a)(iv) in its entirety and re-numbering the existing clause (a)(v) as clause (a)(iv).

(iv) deleting the following definitions in their entirety:

“Alabama Lawsuit”;

“FLSA Litigation”;

“Subsidiary Guarantors”; and

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“Subsidiary Guaranty Agreement”.

(c) Subsection (i)(i) of Section 6.1 of the Credit Agreement is hereby amended by deleting the reference in the last sentence of such subsection to “Section 401(a)(29) of the Code or Section 4068 of ERISA” and replacing them with “Sections 412, 430 or 436(f) of the Code or Sections 303(k) or 4068 of ERISA”.

(d) Subsection (q) of Section 6.1 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

“(q) Litigation; Observance of Agreements; Statutes and Orders. (i) Except as disclosed in Note 10 to the consolidated financial statements included in the Borrower’s Form 10-K filed with the Securities and Exchange Commission on October 26, 2010 (the “Disclosed Litigation”), there are no actions, suits, investigations or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary or any property of the Borrower or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; (ii) the Disclosed Litigation, individually or in the aggregate, would not reasonably be expected to have a Limited Material Adverse Effect and (iii) neither the Borrower nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator of Governmental Authority or is in violation of any Applicable Law, ordinance, rule or regulation (including without limitation Environmental Laws or OFAC) of any Governmental Authority, in each case, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.”

(e) Section 9.1 of the Credit Agreement is hereby amended by deleting the reference to “sixty percent (60%)” contained therein and replacing it with “fifty percent (50%)”.

(f) Section 9.3 of the Credit Agreement is hereby amended by deleting the reference to “20%” contained therein and replacing it with “10%”.

(g) Section 10.2 of the Credit Agreement is hereby amended by deleting the reference in the proviso of the last sentence of such Section to “(ii) any transfer of assets from a Credit Party to any other Credit Party” and replacing such reference with “(ii) [INTENTIONALLY OMITTED]”.

(h) Section 10.6 of the Credit Agreement is hereby amended by (i) adding the words “or any amendment or other modification to any agreement, indenture or instrument in existence on the Closing Date” in subsection (a) immediately preceding the parenthetical “(each, an ‘Other Debt Agreement’)” and (ii) deleting the reference to “(i) the Loan Documents;” in subsection (b) and replacing such reference with “(i) (A) the Loan Documents and (B) the Loan Documents executed in connection with the Existing 4-Year Credit Agreement;”.

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(i) Subsection (l)(i) of Section 11.1 is hereby amended by deleting such subsection in its entirety and replacing it with the following:

“(i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Sections 412, 430 or 431 of the Code,”

(j) Section 12.9 of the Credit Agreement is hereby deleted in its entirety.

(k) Section 13.2 of the Credit Agreement is hereby amended by (i) deleting subsection (h) in its entirety and (ii) adding the following new clause (vi) following clause (v) in the proviso contained in the last paragraph of such Section:

“and (vi) each Lender (and in the case of an amendment, the Company) who has consented in writing to any amendment, waiver or consent under this Agreement shall be deemed to have consented in writing to a corresponding amendment, waiver or consent under the Existing 4-Year Credit Agreement and such amendment, waiver or consent shall be deemed to be effective as to such Lender (and in the case of an amendment, the Company) as if effected pursuant to Section 13.2 of the Existing 4-Year Credit Agreement.”

(l) Section 13.9 of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section:

“For purposes of determining compliance with the covenants set out in this Agreement, any election by the Company to measure an item of Debt using fair value (as permitted by Statement of Financial Accounting Standards Nos. 157 or 159) shall be disregarded and such determination shall be made by valuing Debt at 100% of the outstanding principal thereof.”

3. Lender Acknowledgment. By their execution hereof, the Lenders hereby acknowledge that they have reviewed that certain letter (including the draft “Description of the Notes” dated as of November 15, 2010, attached as an annex thereto) dated as of November 17, 2010, from the Borrower to the Administrative Agent and the Lenders (the “Description of Notes Disclosure Letter”) and, for purposes of Section 10.6(a) of the Credit Agreement, hereby confirm that the proposed issuance of debt securities by the Company, as summarized in the Description of Notes Disclosure Letter, are not more restrictive than the provisions of Articles VIII, IX and X of the Credit Agreement.

4. Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Company, FDI, each Subsidiary Guarantor, each Lender and

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the Administrative Agent, (b) a fully executed amendment to the Senior Unsecured Notes in form and substance satisfactory to the Administrative Agent and containing amendments thereto which are substantially similar to the provisions set forth in this Amendment, (c) a fully executed copy of that certain credit agreement dated as of the Second Amendment Effective Date, by and among, the Company, as borrower, the banks and other financial institutions or entities party thereto, as lenders and the Administrative Agent, as administrative agent and (d) payment in full of all existing Revolving Credit Loans, Swinglines Loans and Competitive Bid Loans under the Credit Agreement.

5. Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Company, any of its Subsidiaries or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

6. Representations and Warranties. The Company, FDI and each Subsidiary Guarantor represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Person, (d) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties made by the Company in or pursuant to the Loan Documents is true and correct in all material respects, in each case on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

7. Acknowledgement and Reaffirmation. By their execution hereof, the Company, FDI and each Subsidiary Guarantor hereby expressly (a) consent to this Amendment, (b) acknowledge that (i) FDI is hereby released as a “Borrower” under the Loan Documents and (ii) the Subsidiary Guarantors are each hereby released as a “Subsidiary Guarantor” under the Loan Documents (and the Subsidiary Guaranty Agreement is hereby terminated) and (c) acknowledge

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that the Company’s covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which the Company is a party remains in full force and effect.

8. Costs, Expenses and Taxes. The Company agrees to pay in accordance with Section 13.3 of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

9. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

10. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of North Carolina, without reference to the conflicts or choice of law principles thereof.

11. Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

12. Successors and Assigns. This Amendment shall be binding on and insure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWER:

FAMILY DOLLAR STORES, INC., as Borrower

By:	/s/ Kenneth T. Smith
Name:	Kenneth T. Smith
Title:	Senior Vice President – Chief Financial Officer

RELEASED CREDIT PARTIES:

FAMILY DOLLAR, INC., as Borrower

By:	/s/ Kenneth T. Smith
Name:	Kenneth T. Smith
Title:	Senior Vice President – Chief Financial Officer

FAMILY DOLLAR SERVICES, INC.

By:	/s/ Kenneth T. Smith
Name:	Kenneth T. Smith
Title:	Senior Vice President – Chief Financial Officer

FAMILY DOLLAR OPERATIONS, INC.

By:	/s/ Kenneth T. Smith
Name:	Kenneth T. Smith
Title:	Senior Vice President – Chief Financial Officer

Family Dollar Stores, Inc.

Second Amendment

Signature Page

FAMILY DOLLAR TRUCKING, INC.

By:	/s/ Kenneth T. Smith
Name:	Kenneth T. Smith
Title:	Senior Vice President – Chief Financial Officer

Family Dollar Stores, Inc.

Second Amendment

Signature Page

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Kirk Tesch
Name:	Kirk Tesch
Title:	Director

Family Dollar Stores, Inc.

Second Amendment

Signature Page

BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ Stuart M. Jones
Name:	Stuart M. Jones
Title:	Senior Vice President

Family Dollar Stores, Inc.

Second Amendment

Signature Page

REGIONS BANK, as Lender

By:	/s/ Paul Stephen Phillippi
Name:	Paul Stephen Phillippi
Title:	Senior Vice President

Family Dollar Stores, Inc.

Second Amendment

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Janet E. Jordan
Name:	Janet E. Jordan
Title:	Senior Vice President

Family Dollar Stores, Inc.

Second Amendment

Signature Page

BANK OF AMERICA, N.A., as Lender

By:	/s/ Jaime C. Eng
Name:	Jaime C. Eng
Title:	Vice President

Family Dollar Stores, Inc.

Second Amendment

Signature Page

FIFTH THIRD BANK, as Lender

By:	/s/ Mary J. Ramsey
Name:	Mary J. Ramsey
Title:	Vice President

Family Dollar Stores, Inc.

Second Amendment

Signature Page

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Jessica L. Fabrizi
Name:	Jessica L. Fabrizi
Title:	Assistant Vice President

Family Dollar Stores, Inc.

Second Amendment

Signature Page